PSEG Public Service Enterprise Group Goldman Sachs Power & Utility Conference New York, NY August 14, 2012 EXHIBIT 99

Forward-Looking Statement
• adverse changes in the demand for or price of the capacity and energy that we sell into wholesale electricity markets,
• adverse changes in energy industry law, policies and regulation, including market structures and a potential shift away from competitive markets toward subsidized market mechanisms, transmission planning  and cost allocation rules, including rules regarding how transmission is planned and who is permitted to build transmission in the future, and reliability standards,
• any inability of our transmission and distribution businesses to obtain adequate and timely rate relief and regulatory approvals from federal and state regulators,
• changes in federal and state environmental regulations that could increase our costs or limit our operations,
• changes in nuclear regulation and/or general developments in the nuclear power industry, including various impacts from any accidents or incidents experienced at our facilities or by others in the industry, that could limit operations of our nuclear generating units,
• actions or activities at one of our nuclear units located on a multi-unit site that might adversely affect our ability to continue to operate that unit or other units located at the same site,
• any inability to balance our energy obligations, available supply and trading risks,
• any deterioration in our credit quality, or the credit quality of our counterparties, including in our leveraged leases,
• availability of capital and credit at commercially reasonable terms and conditions and our ability to meet cash needs,
• changes in the cost of, or interruption in the supply of, fuel and other commodities necessary to the operation of our generating units,
• delays in receipt of necessary permits and approvals for our construction and development activities,
• delays or unforeseen cost escalations in our construction and development activities,
• any inability to achieve or continue to sustain, our expected levels of operating performance,
• increase in competition in energy supply markets as well as competition for certain rate-based transmission projects,
• any inability to realize anticipated tax benefits or retain tax credits,
• challenges associated with recruitment and/or retention of a qualified workforce,
• adverse performance of our decommissioning and defined benefit plan trust fund investments and changes in discount rates and funding requirements, and
• changes in technology and customer usage patterns.
Readers are cautioned that statements contained in this presentation about our future performance, including future revenues, earnings, strategies, prospects, consequences and all other statements that are not purely historical, are forward-looking statements for purposes of the safe harbor provisions under The Private Securities Litigation Reform Act of 1995.  When used herein, the words “anticipate”,
“intend”, “estimate”, “believe”, “expect”, “plan”, “should”, “hypothetical”, “potential”, “forecast”, “project”, variations of such words and similar expressions are intended to identify forward-looking statements.
Although we believe that our expectations are based on reasonable assumptions, they are subject to risks and uncertainties and we can give no assurance they will be achieved.  The results or developments projected or predicted in these statements may differ materially from what may actually occur.  Factors which could cause results or events to differ from current expectations include, but are not limited to:
For further information, please refer to our Annual Report on Form 10-K, including Item 1A. Risk Factors, and subsequent reports on Form 10-Q and Form 8-K filed with the Securities and Exchange
Commission.  These documents address in further detail our business, industry issues and other factors that could cause actual results to differ materially from those indicated in this presentation.  In addition, any  forward-looking statements included herein represent our estimates only as of today and should not be relied upon as representing our estimates as of any subsequent date.  While we may elect to update forward-looking statements from time to time, we specifically disclaim any obligation to do so, even if our internal estimates change, unless otherwise required by applicable securities laws.

GAAP Disclaimer
PSEG presents Operating Earnings in addition to its Net Income reported in accordance with generally accepted accounting principles in the United
States (GAAP).  Operating Earnings is a non-GAAP financial measure that differs from Net Income because it excludes gains or losses associated with
Nuclear Decommissioning Trust (NDT), Mark-to-Market (MTM) accounting, and other material one-time items.  PSEG presents Operating Earnings because management believes that it is appropriate for investors to consider results excluding these items in addition to the results reported in accordance with GAAP.  PSEG believes that the non-GAAP financial measure of Operating Earnings provides a consistent and comparable measure of performance of its businesses to help shareholders understand performance trends.  This information is not intended to be viewed as an alternative to GAAP information. The last page in this presentation (Page A)
includes a list of items excluded from Income from Continuing Operations to reconcile to Operating Earnings, with a reference to that slide included on each of the slides where the non-GAAP information appears.

PSEG – The Business of PSEG Caroline Dorsa Executive Vice President and Chief Financial Officer

PSEG

PSE&G

PSEG *Power LLC*

PSEG *Energy Holdings*

PSEG

Growing an operationally excellent, integrated
generation, transmission and distribution business
PSE&G positioned
to meet NJ’s
energy policy and
economic growth
objectives
with a $5.4 billion
investment program
through 2014
PSEG Power’s
low-cost, base load
and load following fleet
is geographically well
positioned and
environmentally
responsible
PSEG Energy Holdings
positioned to pursue
attractive renewable
generation
opportunities
Assets $17.5B
Operating Earnings
$521M
Assets $11.1B
Operating Earnings
$845M
Assets $1B
Operating Earnings
$5M
Assets and operating earnings are for the year ended 12/31/2011.
* See page A for Items excluded from Income from Continuing Operations to reconcile to Operating Earnings.
Electric & Gas Delivery
and Transmission
Regional Wholesale Energy
Renewable Investments

PSEG

PSE&G

PSEG Power LLC

PSEG Energy Holdings

PSEG

2012 – A year of significant accomplishment
• NJBPU approved North
Central Grid
transmission line
• Proposing up to $883
million solar energy
investment through
Solar 4 All and Solar
Loan programs
• Improved to 2 place
(from 10 ) on the 2012
J.D. Power Electric
Utility Residential
Customer Satisfaction
Study-East Region
• Improved availability
of gas-fired CCGT
fleet and strong
nuclear performance
• O&M under control
• 400 MW of new
peaking generation
for summer 2012
• Continued de-risking
of legacy portfolio
• Denver building sold
• IRS settlement on
LILO/SILO tax
matters
• IRS audit resolution
• 25 MW Solar project
in Arizona
th
nd

Focused program to improve operating efficiency and
direct capital investment to PSE&G reduced the impact
of lower energy prices on operating earnings
• O&M Growth per year
• Transmission Rate Base
• Utility Cap Stimulus Spending
• Utility Solar & EE Cap Exp
• EFORd Rate
CCGT
Coal
• Nuclear Generation
• Holdings Solar Investment
• 2.4% (planned)
• $866
• $0
• $0
• 1.6%
• 8.4%
• 29.3TWh
• $0
• 0.4% (actual)
• $1,600
• $760
• $687
• 1.1%
• 6.6%
• 30.1TWh
• $120
2008
PSEG Focus
($ millions, except as noted)
2011
$2.91 $2.74 Operating Earnings Per Share
$69.85 $43.57 PJM West RTC ($/MWh)
*See page A for Items excluded from Income from Continuing Operations to reconcile to Operating Earnings; All periods reflect Texas in Discontinued Operations.

Our business mix has changed with PSE&G
forecast to grow to 45% of 2012 operating earnings
Operating Earnings by Subsidiary*
*See page A for Items excluded from Income from Continuing Operations to reconcile to Operating Earnings; All periods reflect Texas in
Discontinued Operations.  E = Estimate.
$3.09
$3.12
$2.74
PSE&G
Power
Other
Guidance
$2.25-$2.50
$1.13
to
$1.31
$1.05
to
$1.10
$0.07 to $0.09
$0.04
$1.67
$1.03
$2.15
$0.12
$0.85
$0.11
$2.35
$0.63

First-Half 2012 Operating Earnings by Subsidiary
– In Line with Expectations
Operating Earnings Earnings per Share
$ millions (except EPS) 2011 2012 2011 2012
PSEG Power $  452 $  306  $  0.89 $  0.60
PSE&G 268 298 0.53 0.59
PSEG Energy Holdings/Enterprise 12 43 0.02  0.09
Operating Earnings* $  732   $  647  $  1.44 $  1.28
Six Months ended June 30
* See Page A for Items excluded from Income from Continuing Operations to reconcile to Operating Earnings.

Guidance
$1.31
$1.13
PSEG’s 2012 earnings guidance of $2.25 to $2.50
reflects continued improvement at PSE&G and a
decline in margins at Power
$0.00
$0.20
$0.40
$0.60
$0.80
$1.00
$1.20
2011 Operating Earnings* 2012E Earnings Guidance*
PSE&G Earnings Per Share
2012 Assumptions
PSE&G
Growth in investments that provide
contemporaneous returns
Transmission
Distribution economic stimulus programs
Programs supporting NJ’s Energy Master
Plan
Power
Impacted by lower energy prices
Near term effects minimized by hedges in place
~400MW new Peaking capacity in-service mid
2012
Energy Holdings / Parent
Operating earnings guidance of $0.07 to $0.09
$0.00
$0.50
$1.00
$1.50
$2.00
2011 Operating Earnings* 2012E Earnings Guidance*
Power Earnings Per Share
Guidance
$1.10
$1.05
*See page A for Items excluded from Income from Continuing Operations to reconcile to Operating Earnings; 2011 reflects Texas in Discontinued
Operations. E = Estimate

PSEG’s long-term outlook is influenced by Power’s
hedge position and increased investment at
PSE&G
2013
2014
Each $1/mcf Change in Natural Gas
Each $2/Mwh Change in Spark Spread
Each $2/Mwh Change in Dark Spread
Each 1% Change in Nuclear Capacity Factor
Each 3% Change in Depreciation Rate
Segment EPS Drivers
$0.01
$0.01
$0.01
$0.01
$0.01
$0.01
$0.01
$0.01
$0.01
$0.01
$0.12 - $0.15
$0.04
$0.01
$0.01
$0.01
$0.01 - $0.04
$0.04
$0.01
$0.01
$0.01
Note: EPS impacts assume normal market commodity correlation and demand.
Each $100 Million of Incremental Investment
Each 1% Change in Sales:
Electric
Gas
Each 1% Change in O&M
Each 10 bp Change in ROE

$1,000
$1,250
$1,500
$1,750
$2,000
$2,250
$2,500
2011 2012E 2013E 2014E
O&M Pension
PSEG Consolidated O&M
(1)
CAGR (’11-’14) = 2.9%
(1) Excludes O&M related to PSE&G clauses.  E = Estimate.
Focus on business drivers supports overall cost
control
2012 – 2014:
Cyclical maintenance
expenses at Power
Growth in transmission &
appliance service
Headcount relatively flat
Total fringe costs declining

Holdings Growth
$0.1B
1%
Environmental
$0.2B
3%
Maintenance
$1.3B
20%
PSE&G
Growth
$4.4B
66%
Power Growth
$0.7B
10%

PSE&G
$5.4B
80%
Power
$1.1B
17%
Parent SC
$0.1B
1.5%
Holdings
$0.1B
1.5%

PSEG

Investments focused on growth to meet
customer requirements
PSEG 2012-2014E Capital Spending*
$6.7 Billion
by Subsidiary
PSEG 2012-2014E Capital Spending*
$6.7 Billion
Growth / Environmental / Maintenance
E = Estimate; Capital excludes IDC and AFUDC.  *This forecast does not reflect the impact of new proposals recently filed with the NJBPU.

30%
35%
40%
45%
50%
55%
2012E 2013E 2014E
30%
35%
40%
45%
50%
55%
2012E 2013E 2014E
PSEG Power
Funds from Operations / Total Debt
PSEG
Debt as Percent of Capital
• Credit metrics remain above our floor levels, notwithstanding near-term power market expectations
• Investment Capacity exceeds $700 million in all years even with large capital expenditures at PSE&G
• PSEG maintains its capital structure throughout the forecast period
A solid financial strategy – balance sheet strength
to direct investments to the areas of greatest
growth and value potential

PSEG’s strong credit profile provides the financial flexibility for over $1B of additional capital investment in the
regulated business
2012-2014E PSEG Sources & Uses
Sources Uses
Power Cash
from Ops
PSE&G Cash
from Ops
(1)
Debt
Redeemed
PSE&G Capital
Investment
Power Capital
Investment
Shareholder
Dividend
Debt
Issuances
Holdings
& Other
Net Cash
Flow
Cash
(1) PSE&G Cash from Operations adjusts for securitization principal repayments of ~$680 Million in 2012-2014.  E=Estimate.  B=Billion.

PSEG is working with the state to advance energy policy,
build infrastructure, and develop jobs … helping to make
Governor Christie’s vision a reality
Photo: PSEG Hackensack, NJ Solar Farm Groundbreaking – July 31, 2012

In addition to new reliability based transmission projects and future dividend growth, PSEG has the potential to increase its investment in
PSE&G through several multi-year programs under review
Potential Investment ($ millions) Per Year Potential
Gas Infrastructure $250-$300
Energy Efficiency $35-$40
Total Potential Investment (Per Year) $285-$340 Million
PSE&G filed proposals with the BPU to increase its investment in solar by up to
$883 million through existing programs over a multi-year period of time …
Program Investment ($ millions)
Solar 4 All Extension (over 5 years) Up to $690
Solar Loan (over 3 years) Up to $193
Total Potential Investment Up to $883 Million
and is evaluating the potential for increased investment in energy efficiency and gas infrastructure …

18 18 18
The business of PSEG:
Returning cash to investors
through common dividends and preserving flexibility to
invest for future growth
PSEG Annual Dividend Rate
$1.08 $1.08
$1.10
$1.12
$1.14
$1.17
$1.29
$1.33
$1.37 $1.37
$1.42
2002 2003 2004 2005 2006 2007 2008 2009 2010 2011 2012
Payout
Ratio
111% 62% 70% 63% 66% 43% 44% 43% 44% 50% 60%*
5-year Rate of Growth 3.95%
10-year Rate of Growth 2.78%
*Based on mid-point of 2012 operating earnings guidance.

PSEG Value Proposition
Operating
Excellence
Regulatory/
Market
Drivers
Financial
Strength
Disciplined
Investment
•
•
•
– Environmental compliance costs and low natural gas prices to force retirements of 11 to 25 GW of existing generation in PJM
– Infrastructure upgrades/reliability requirements driving regulated investment
•
•
•
•
power and 13% CAGR in regulated rate base
in position to benefit from higher market prices for PSEG
Clean, low cost Nuclear, CCGT, and Coal generating fleet
Large, reliable electric and gas distribution operations
Energy markets in midst of transformational change
finance growth opportunities
Meaningful 2012 dividend increase and revised dividend
policy
Management long-term incentive leveraged to
shareholder value creation
Strong balance sheet provides flexibility and liquidity to

The Business of PSE&G Ralph LaRossa President and Chief Operating Officer

Electric Territory
Gas Territory
Transmission by Voltage
138KV
161KV
230KV
345KV
500KV

PSEG

PSE&G is the largest electric and gas distribution
and transmission utility company in New Jersey
providing renewable and energy efficiency solutions
*  Weather normalized - estimated annual growth per year over forecast period.
** Specific projects approved for incentive rate treatment with additional ROE.
*** Energy Efficiency Annualized Savings (includes conversion of gas savings).
Electric Gas
Customers
Growth (2007 – 2011)
2.2 Million
0.7%
1.8 Million
0.7%
Electric Sales and Gas Sold and Transported 42,506 GWh 3,527 M Therms
Projected Annual Load Growth (2012 – 2014) 0.8%* 0.1%*
Historical Annual Peak Load Growth Transmission (2007 – 2011) 1.7%
Projected Annual Load Growth Transmission (2012 – 2014) 1.4%
Sales Mix
Residential 33% 60%
Commercial 57% 36%
Industrial 10% 4%
Transmission
Electric Gas
Approved Rate of Return 11.68% ROE** 10.3% ROE 10.3% ROE
Renewables and Energy Efficiency
2009-2011
Total Program
Plan
Solar Loan 38 MW 81 MW
Solar 4 All 59 MW 80 MW
Energy Efficiency Initiative (annualized equivalent)*** 282 GWh 402 GWh

✓	✓	
		✓	✓	
		✓	✓	
		✓	✓	
		✓	✓	

Hopatcong
Roseland
W. Orange
Bergen
Hudson
Bayonne
Sewaren
Burlington
Camden
Gloucester
Mickleton
PASSAIC
WARREN
HUNTERDON
UNION
MIDDLESEX
MONMOUTH
OCEAN
CAMDEN
SALEM
ATLANTIC

PSEG

Approved
ROE
Inclusion of
CWIP in
Rate Base
100%
Recovery of
Costs Due to
Abandonment
Total
Estimated
Project
Costs
Susquehanna-Roseland 12.93% $790
Northeast Grid Reliability 11.93% $895
North Central Reliability 11.68% $390
Burlington – Camden 230kV 11.68% $381
Mickleton – Gloucester 230kV 11.68% $435
Major Transmission Projects
FERC and PJM support for transmission investment has
created substantial opportunities for PSE&G to improve
reliability while earning contemporaneous returns

PSE&G is replacing aging distribution infrastructure
to improve reliability at a reasonable return
0
250
500
750
1,000
2009 2010 2011 2012E 2013E 2014E
Dist. Capital Infrastructure
Programs
Distribution New Business
Distribution Base
•
Capital Infrastructure Program II was approved in 2011 with spending through
2012
•
Recent incidents in the gas industry have led to enhanced focus on safety of natural gas pipeline systems
•
Utility storm response in NJ is under review by the Board of Public Utilities
Capital Expenditures

PSE&G is proactively and aggressively
investing in infrastructure
Potential Investment ($ millions) Per Year Potential
Gas Infrastructure $250-$300
Energy Efficiency $35-$40
Total Potential Investment (Per Year) $285-$340 Million
PSE&G filed proposals with the BPU to increase its investment in solar by up to
$883 million through existing programs over a multi-year period of time …
Program Investment ($ millions)
Solar 4 All Extension (over 5 years) Up to $690
Solar Loan (over 3 years) Up to $193
Total Potential Investment Up to $883 Million
and is evaluating the potential for increased investment in energy efficiency and gas infrastructure …

as filed – could grow to $1.5 billion over 5 years …
($ in Millions)
Investment
as of 6/30/12
Approved
Investment
Under
Existing
Programs
New
Proposals* Total
Solar Loan
I & II
$177 $248 $193 $441
Solar 4 All $401 $456 $690 $1,146
Total $578 $704 $883 $1,587
+
=
*On July 31, 2012, PSE&G filed with the NJBPU to invest up to $883 million in additional solar energy projects over the next three to five years.
PSE&G investment in solar energy – if approved

Providing solutions to New Jersey’s energy and
economic development goals
0
100
200
300
400
2009 2010 2011 2012E 2013E 2014E
Energy Efficiency
Renewables
($ Millions)
Approval Date
Total
Amount
Spending
Thru 2011
Remaining
Spending
Renewables
Solar Loan I & II
April 2008/
November 2009
$248 $127 $121
Solar 4 All July 2009 456 361 95
Energy Efficiency
Carbon Abatement December 2008 46 40 6
Energy Efficiency Economic Stimulus July 2009 166 144 22
Demand Response July 2009 45 15 30
Energy Efficiency Economic Stimulus
Extension
July 2011 95 - 95
Total $1,056 $687 $369
Capital Expenditures*
*This forecast does not reflect the impact of new proposals recently filed with the NJBPU.

PSE&G’s investment program provides opportunity
for ~13% annualized growth in rate base from
2011*
PSE&G Projected Rate Base
*Starting from 2011 year-end Rate Base of $7.6 billion.  This forecast does not reflect the impact of new proposals recently filed with the NJBPU.
0
2,000
4,000
6,000
8,000
10,000
12,000
2009 2010 2011 2012 2013 2014
Gas Distribution Electric Distribution Transmission Solar/Energy Efficiency

The Business of PSEG Power

Asset diversity enables fleet optimization in
response to changing market dynamics
18% 44%
8%
Fuel Diversity
Coal
Gas
Oil
Nuclear
Pumped
Storage
1%
Energy Produced*
Total GWh: 53,980
56%
15%
Pumped Storage
& Oil <1%
Nuclear
Coal
Gas
Total MW: 13,060
28%
9%
* 2011
• Well suited to serve load shaped
products
• Market knowledge and experience to
maximize the value of our assets
• Multiple emission controls installed
Intermediate
Energy Market Served
Total MW: 13,060
28%
23%
34%
43%
Baseload
Peaking
• Low-cost portfolio
• Fuel flexibility
• Regional focus in competitive, liquid markets
• Assets favorably located near customers/load
centers

$0
$1
$2
$3
$4
$5
$6
PPL RECO METED PECO JCPL PEPCO AECO DPL PSEG BGE
$40
$42
$44
$46
$48
$50
WESTERN
HUB
PPL RECO METED PECO JCPL PEPCO AECO DPL PSEG BGE
A well positioned fleet
Note: Reflects prices of original PJM load zones.
• PSEG Power 2011 basis ~$5/MWhr RTC
• While 5 year average has declined, volatile
periods help to maintain pricing
• Premium pricing also seen in capacity
markets
2011 RTC LMPs
2011 Basis to PJM West RTC
Current plant locations
New Haven
Bridgeport
Bethlehem Energy Center
(Albany)
Conemaugh
Keystone
Peach Bottom
Bergen
Kearny
Essex
Sewaren
Edison
Linden
Mercer
Burlington
National Park
Hudson
Hope Creek
Salem
Yards Creek
PSEG North
PSEG Zone
Eastern MAAC
RPM Zones

Conclusion of major environmental spend places
Power in good position to meet CSAPR and MATS
Current Regulations and Compliance Measures
Description Hudson (NJ) Mercer (NJ)
Keystone
(PA)
`Bridgeport
(CT)
Conemaugh
(PA)
Status
NO
x
SCR
SCR SCR
Low No
x
Burners
SCR
2014
Power is well
positioned for
CSAPR & MATS
SO
2
Scrubber Scrubber
Scrubber
Ultra-low
Sulfur Coal
Scrubber
Mercury/
Particulate
Baghouse &
Activated
Carbon
Baghouse
& Activated
Carbon
Scrubber &
SCR, ESP
Baghouse &
Activated
Carbon
Scrubber &
SCR, ESP
Capital Spend Planned No Additional Capital Spend Planned

NEW YORK
NEW JERSEY
PENNSYLVANIA
NEWARK
HUDSON
KEARNY
ESSEX
LINDEN
SEWAREN
EDISON
MERCER
BURLINGTON
NATURAL GAS FACILITIES
LIQUEFIED NATURAL GAS STORAGE PLANT
GENERAL OFFICE AND GAS SYSTEM OPERATIONS CENTER
INTERCONNECTIONS
PS POWER GENERATING STATION
GAS SUPPLIERS
COLUMBIA PIPELINE
TRANSCONTINENTAL
WILLIAMS
TEXAS EASTERN
ALGONQUIN
SPECTRA
TENNESSEE
EL PASO
P.S.E.&G.

PSEG

An active gas management strategy providing
economic value to customers and our fleet
•
Large portfolio of gas transportation & storage assets
•
Manage gas supply needs of PSE&G and PSEG Power
•
Responsible for over 400 bcf of gas supply in 2011
•
126 bcf consumed by Power’s gas fired assets in 2011;
NJ units used 11% of total PJM gas
•
Well positioned to access Marcellus supplies; nearly
40% of pipeline capacity is adjacent to the region
•
Residential rates decreased eight times since January,
2009; total savings $614, or 35%

$/MWh
Dark Spread ($/MWh)

$/MWh
Dark Spread ($/MWh)

PSEG

33 33
Actively managing our fleet in a volatile commodity
market, with an asset profile that provides diverse
opportunities for value creation
•
Steep natural gas decline has had a major impact on US power prices and Dark Spreads
•
Coal prices have been supported by long-term contracting and international demand
•
Decline in Dark Spread has led to reduced coal-fired generation in the last 15 months
•
Power’s investments in dual-fuel capability at Hudson and Mercer coal units have made them more attractive than many other coal units in this environment, and we have switched to gas generation as economics dictate
2014 Forward Prices & Dark Spread* 2013 Forward Prices & Dark Spread*
* As of April 27, 2012.
-
10
20
30
40
50
0
20
40
60
80
100
Aug-09 Feb-10 Aug-10 Feb-11 Aug-11 Feb-12
Western Hub RTC Forward 2013 Dark Spread
-
10
20
30
40
50
0
20
40
60
80
100
Aug-09 Feb-10 Aug-10 Feb-11 Aug-11 Feb-12
Western Hub RTC Forward 2014 Dark Spread

34 34
•
Low power prices are not a good environment for any merchant generator, although Power is more of a hybrid with long-term contracting through BGS sales as well as forward hedging
•
Forward markets signal continued strength in Spark Spreads and Heat Rates
•
Strong spark spreads in the Northeast have benefitted our gas-fired fleet
•
Power is well positioned with hedged nuclear output and efficient combined cycle margin contribution
Henry Hub Gas Forwards*
2013 and 2014 RTC
Forward Prices & Spark Spread*
Managing our fleet to capitalize on volatility
* As of April 27, 2012.
0
1
2
3
4
2013 2014 2015
-
10
20
30
40
0
20
40
60
80
Aug -09 Feb-10 Aug -10 Feb-11 Aug -11 Feb-12
Western Hub RTC Forward 2014 Western Hub RTC Forward 2013
2014 Spark Spread 2013 Spark Spread

Dispatch Cost ($/MWh)

	√	√	√
	√	√	√
	√	√	√
		√	√

PSEG

PJM assets are well positioned along the dispatch curve
and maintain fuel optionality while also reducing the risk of serving full requirements contracts
Energy Revenue
Capacity Revenue
Ancillary Revenue
Dual Fuel
Peaking units*
Load following units
Nuclear
Coal
Combined Cycle
Steam
Peaking
Baseload units
Illustrative
Salem
Hope
Creek
Keystone
Conemaugh
Hudson 2
Linden 1,2
Burlington 8-9-11
Edison 1-2-3
Essex 10-11-12
Bergen 1
Sewaren 1-4
Mercer 1, 2
Bergen 2
Sewaren 6
Mercer 3
Kearny 10-11
Linden 5-8 / Essex 9
Burlington 12  / Kearny 12
Peach
Bottom
Yards
Creek
National Park
Salem 3
Bergen 3
* Some units have been announced for future retirements.

2008 2009 2010 2011
Dark Spread Spark Spread PSEG Zone LMP's
Maximizing the dispatch of our coal and gas fleet to
maintain unit margins
$/MWh
•
Market prices have declined since 2008
•
Although dark spreads have declined, spark
spreads have increased
•
Since 2008 there has been active coal/gas
switching in our fleet
•
Coal generation and margin percentage
have been replaced by our combined cycle
output
50%
45%
47%
41%
50%
55%
53%
59%
0%
25%
50%
75%
100%
2008 2009 2010 2011
Coal Gas
72%
34%
36%
30%
28%
66%
64%
70%
0%
25%
50%
75%
100%
2008 2009 2010 2011
Coal Gas
% PSEG’s PJM Coal/Gas Generation % PSEG’s PJM Coal/Gas Energy Margin
$0
$25
$50
$75
$100

√			
	√	√	√	
	√	√	√	
	√	√	√	√

Synchronized Reserve
$/MW
MW
$25
$20
$15
$10
$5
$-
700
600
500
400
300
200
100
0
1 3 5 7 9 11 13 15 17 19 21 23
MW
Mkt Price

Area Regulation
$/MW
MW
$25
$20
$15
$10
$5
$-
300
250
200
150
100
50
0
1 3 5 7 9 11 13 15 17 19 21 23
MW
Mkt Price

Managing our ancillary revenue stream, which contributes
$100M in annual margin for Power, with potential to expand
services as dependence on intermittent resources grows
Reactive Regulation
Sync/Non-sync
Reserves
Black Start
Nuclear
Coal
Combined Cycle
CT

38 Note:  PJM totals do not include ATSI and DEOK regions; announced retirement totals inclusive of retirements from 1/1/2010.
The EPA is in the process of implementing
Clean Air Act rules which will impact supply
Region Total Capacity
(GW)
Total Coal Capacity
(GW)
Unscrubbed
Capacity
(GW)
Announced Coal
Retirements
(GW)
Announced Coal
Retirements
(as % of total)
PJM 180 79 30 14 8%
NY ISO 37 2.6 0.6 0.8 2%
ISO-NE 32 2.8 2.1 0.4 1%
U.S. Total 1,036 320 129 43 4%
Cross State Air Pollution Rule (CSAPR)
• Final rule issued July 2011, having effective date January 2012
• Rule would institute new, more stringent trading program for NO
x
and SO
2
emissions
• US DC Circuit Court ruled to stay implementation on 12/30/11 pending judicial review
• Final decision expected in 2012
Mercury and Air Toxics Standards (MATS)
• Final rule released December 2011
• Will require coal and oil-fired units to meet strict emissions limits, or retire
• Effective early 2015; provides case-by-case extensions where needed to comply
Source: MJB&A Tracking, Ventyx Velocity, EPA NEEDS v4.10, PJM, NYISO, ISO-NE.  As of 4/27/2012.

PSEG Power’s Position
Criteria Pollutants
(CSAPR)
•
Well positioned on NO
X
and SO
2
, net of anticipated allowances
Mercury & Air Toxics
(MATS)
•
Generally well positioned on Hg, particulate matter, and HCl
•
Comprehensive coal controls (SCR planned at Conemaugh)
High Electric Demand
Days (HEDD)
•
Compliance strategy under review (retirements or investments)
Coal Combustion
Byproducts
•
Power uses dry ash systems
•
Coal ash and scrubber waste tested as non-hazardous
316(b) Cooling Water
Regulations
•
Power shares general industry exposure on capital expenditure
•
Ongoing, positive industry dialogue with EPA
•
Power has over $150M in estuary enhancement program at Salem
Market uplift expected as a result of environmental rules (due to retirements, derates, higher VO&M costs or higher emission allowances prices)
Estimated energy impact of CSAPR and MATS: $2-$5/MWh, not fully reflected in current forward prices
Retirements (MATS and HEDD) will provide strong support to capacity markets
Power is generally well positioned to meet the anticipated requirements:
Positioned to benefit from environmental leadership

$/MW-day
2011 / 2012 2012 / 2013 2013 / 2014 2014 / 2015 2015 / 2016
Power’s
Average Prices
$110 $153 $244 $162
$167
Rest of  Pool Prices
$110 $16 $28 $126
$136
PSEG Power Cleared Approximately 9,000 MW
• No New PSEG Power Generation Cleared the Auction
• Preserving Optionality of HEDD Sites
2015/2016 RPM Auction Influenced By:
• Updated Demand Curve • Updated Transfer Capabilities • Environmental Retirements
•
New Build •
Below MOPR Bids
The Reliability Pricing Model has recognized the
locational value of Power’s generating fleet with
sites in the eastern part of PJM
PJM Cleared Approximately 4,900 MW of New Generation

Full Requirements Component
Capacity Markets/RPM
Growing Renewable Energy Requirements
Component for Market Risk
Favorably hedging our generation at customer/load
centers through Power’s participation in each of the
BGS auctions
Market Perspective – BGS Auction Results
3 Year Average
Round the Clock
PJM West Forward
Energy Price
Capacity
Load shape
Transmission
Congestion
Ancillary services
Risk premium
Green
Note: BGS prices reflect PSE&G Zone.
2005 2006 2007 2008 2009 2010 2011 2012
$44 - $46 $67 - $70 $58 - $60 $68 - $71 $56 - $58 $48 - $50
$65.41
~ $21
$102.51
~ $32
$98.88
~ $41
$111.50
~ $43
$103.72
~ $47
$95.77
~ $47
$45 - $47
~ $48
$94.30
~ $46
$37 - $38
$83.88

Contracting longer term hedges and other products
provides medium term financial stability
Contracted Energy*
Volume TWh 17 35 35
Base Load % Hedged 100% 85-90% 45-50%
(Nuclear and Base Load Coal)
Price $/MWh $58 $54 $54
Volume TWh 10 18 19
Intermediate Coal, Combined % Hedged 30-35% 0% 0%
Cycle, Peaking
Price $/MWh $58 $54 $54
Volume TWh 28-30 52-54 53-55
Total % Hedged 70-75% 55-60% 25-30%
Price $/MWh $58 $54 $54
Jul -Dec
2012
2014 2013
* Hedge percentages and prices as of June 30, 2012.  Revenues of full requirement load deals based on contract price, including renewable energy credits,

ancillary, and transmission components but excluding capacity.  Hedges include positions with MTM accounting treatment and options.

The Business of PSEG Holdings

Holdings has significantly reduced its portfolio and
will continue to monetize legacy assets
Solar
Investments
Regulated
Energy
Leases &
Other
Merchant
Energy
Leases
LILO/SILO
Leases
International
Investments
Holdings Investment
Portfolio
$4.9B
$1.2B
Merchant
Energy Leases
Regulated
Energy Leases
& Other
Texas
Texas Transfer &
Sale ~$600M
LILO/SILO Lease
Terminations
~$1.2B
International &
Other Global
Asset Sales
~$2.1B
Dynegy Lease
Reserve ~$0.2B
2006
2011
Transactions reflect market values for asset dispositions or, in the case of Dynegy,
Note: 2006 and 2011 data reflect book values of assets.
book value reserve taken in 2011.

LIPA, a New York State agency, owns T&D and generation assets (formerly LILCO)
– 1.1 million electric customers
– Public / private business model:
• T&D owned by LIPA
• Privately operated
– Sound T&D operations, but ongoing rate concerns, challenged storm restoration efforts, low customer satisfaction ratings
December 2011 – PSEG and partner Lockheed Martin selected to manage T&D system
– 10-year LIPA Management Services agreement approved by New York State Office of the Comptroller,
NYS Attorney General and IRS
– Transition period: 2012 – 2013
– Contract operating period: 2014 - 2023
– Economic terms:
• Fixed fee escalating at regional CPI
• Up to 15% incentive fee for certain performance metrics
The business of PSEG:
Finding opportunities to
extend and profit from our operational excellence

PSEG Resources Leveraged Lease Portfolio
Lessee Equipment
6/30/12
Invested
(millions)
S&P
Credit
Rating*
REMA (GenOn) Keystone, Conemaugh & Shawville (PA)
3 coal fired plants (1,162 equity MW)
$ 335 B-
Dynegy Holdings Danskammer & Roseton Generating Station (NY)
370 MW coal fired and 1,200 MW oil/gas fired
- -
Edison Mission
Energy (EME)
Powerton & Joliet Generating Stations (IL)
2 coal-fired generating facilities (1,640 equity MW)
218 CCC
Merrill Creek –
(PECO, MetEd,
Delmarva P&L)
Reservoir in NJ 131 BBB,
BBB-,
BBB+
Grand Gulf Nuclear station in Mississippi (154 equity MW) 66 A+
Renaissance Ctr. Office towers located in Detroit, MI leased to GM 41 BB+
Wal-Mart Portfolio of 6 Wal-Mart stores 12 AA
E-D Centers Portfolio of 8 shopping centers 23 NR
Total Leases $ 826
*Indicative recent rating as of 8/9/2012 reflecting either Lessee, additional equity collateral support or parent company unsecured debt rating.

Appendix

PSEG 2012 Operating Earnings Guidance
- By Subsidiary
$ millions (except EPS) 2012E 2011
PSEG Power $575 – $665 $ 845
PSE&G $530 – $560 $ 521
PSEG Energy Holdings/Parent $35 – $45   $ 23
Operating Earnings* $1,140 – $1,270 $ 1,389
Earnings per Share $ 2.25 – $ 2.50 $2.74
* See page A for Items excluded from Income from Continuing Operations to reconcile to Operating Earnings.

PSEG Q2 2012 – Cash Update and Financing
Activities
Cash position at June 30 was in excess of $750 million
PSEG’s debt as a percent of capital was 41% as of June 30
Power’s debt as a percent of capital was 34% as of June 30
Moody’s upgraded PSE&G’s secured debt rating to A1 with a Stable outlook and affirmed ratings of PSEG and Power (Baa1) with Stable outlooks
Fitch upgraded PSE&G’s secured debt rating to A+ with a Stable outlook and affirmed ratings of PSEG and Power (BBB+) with Stable outlooks

Power and Parent available liquidity totaled
approximately $4.2 billion at June 30, 2012
Company Facility Date Facility Usage Liquidity
($Millions)
PSE&G 5-year Credit Facility Apr-16 $600 $16 $584
5-Year Credit Facility (Power) Mar-17 $1,600 $121 $1,479
5-Year Credit Facility (Power) Apr-16 $1,000 $0 $1,000
5-Year Bilateral - Credit Suisse (Power) Sep-15 $100 $100 $0
5-year Credit Facility (PSEG) Mar-17 $500 $12 $488
5-year Credit Facility (PSEG) Apr-16 $500 $0 $500
Total $4,300 $249 $4,051
$704
PSE&G ST Investment $0
Total Liquidity Available
$4,755
Total Parent / Power Liquidity $4,171
PSEG /
Power
PSEG Money Pool ST Investment

PSEG Consolidated Debt / Capitalization
(1) Long-Term Debt includes Debt due within one year; excludes Securitization Debt and Non-Recourse Debt.
(2) Power includes Texas Non-recourse Debt
December 31, 2010 December 31, 2011 June 30, 2012
PSE&G Short-term Debt
PSEG Money Pool Short-term Debt
Total Short-term Debt
Long-term Debt (1)
Power(2)
PSE&G
Holdings
Parent/Services
Total Long-term Debt
Total Common Stockholders' Equity
9,633
10,270 10,644
TOTAL CAPITALIZATION
$17,445
$17,330 $18,086
December 31, 2010 December 31, 2011 June 30, 2012
Debt $7,812
9,633
$7,060
10,270
$7,442
10,644
Total Common Stockholders' Equity
Debt Plus Equity $17,445 $17,330 $18,086
Debt Ratio 44.8% 40.7% 41.1%
PSEG Consolidated ($ Millions)
0
64
64
3,455
4,283
0
10
7,748
$0
0
0
16
0
16
2,751
4,270
0
39
7,060
2,686
4,696
0
44
7,426
$
$

PSEG Consolidated Debt / Capitalization
(1)
Includes debt due within one year and short-term debt; excludes Securitization Debt and Non-Recourse Debt.
Debt 7,812 7,060 7,442
Common Shareholders Equity 9,633 10,270 10,644
Debt plus Equity 17,445 17,330 18,086
Debt Ratio 44.8% 40.7% 41.1%
(in $Millions)
6/30/2012 12/31/2010
12/31/2011
$0
$2
$4
$6
$8
$10
$12
$14
$16
$18
Debt (1)
Equity

PSEG Power
Funds from Operations / Total Debt
Our focus on building a strong balance sheet
places us in an advantageous position to capitalize
on selected new opportunities
Power’s free cash flow
produces solid credit
measures despite low
natural gas prices
Free Cash Flow
(1)
~950 ~750 ~1,725 Average: ~415
Dividends to Parent 850
(2)
549 500 Average: ~525
(in $Millions)
(1) Free Cash Flow represents cash from operations less cash used for Capital investment; E = Estimate.
(2) Excludes dividend to Parent associated with transfer of Texas assets to PSEG Power.
80%
70%
60%
50%
40%
30%
20%
10%
0%
2009 2010 2011 2012-2014E
Average

Tax Update
Definitive agreement reached with the IRS that settles the tax treatment for challenged lease transactions (LILO/SILO) for all tax years
Settlement reached with the IRS for all federal audit issues for tax years 1997-2006
Expected net refund of ~$170M

Operated by PSEG Nuclear
PSEG Ownership: 100%
Technology: Boiling Water Reactor
Total Capacity: 1,173 MW
Owned Capacity:  1,173 MW
License Expiration: 2046
License renewal approved
July 2011
Next Refueling
Fall 2013
Operated by PSEG Nuclear
PSEG Ownership:  57%,
Exelon – 43%
Technology: Pressurized Water Reactor
Total Capacity: 2,326 MW
Owned Capacity: 1,336 MW
License Expiration: 2036 and 2040
License renewal approved
June 2011
Next Refueling
Unit 1 -- Spring 2013
Unit 2 -- Fall 2012
Operated by Exelon
PSEG Ownership: 50%
Technology: Boiling Water Reactor
Total Capacity: 2,247 MW
Owned Capacity: 1,123 MW
License Expiration: 2033 and 2034
Next Refueling
Unit 2 – Fall 2012
Unit 3 – Fall 2013
Hope Creek
Salem Units 1 and 2
Peach Bottom Units 2 and 3
Our five unit nuclear fleet is a critical element of
Power’s success

$1.28
.07
.06
(.29)
$1.44
0.00
0.25
0.50
0.75
1.00
1.25
1.50
1.75
YTD 2012
Operating
Earnings*
YTD 2011
Operating
Earnings*
PSEG Power
PSE&G
PSEG Energy
Holdings/
Enterprise
PSEG EPS Reconciliation – YTD 2012 versus
YTD 2011
Lower Pricing (.16)
Lower Volume (.03)
Lower Capacity (.11)
Financing Costs .03
O&M .02
Weather (.01)
Other (.03)
Transmission .05
Renewables
and Other
Investments .01
O&M (.04)
Weather and
Demand (.02)
D&A (.02)
Taxes .07
Other .01
Tax settlement
* See Page A for Items excluded from Income from Continuing Operations to reconcile to Operating Earnings.

Items Excluded from Income from Continuing
Operations to Reconcile to Operating Earnings
Please see Page 3 for an explanation of PSEG’s use of Operating Earnings as a non-GAAP financial measure and how it differs from Net Income.
Public Service Enterprise Group
Reconciling Items Excluded from Continuing Operations to Compute Operating Earnings
(Unaudited)
Pro-forma Adjustments, net of tax
2012 2011 2011 2010 2009 2008
Earnings Impact ($ Millions)
Gain (Loss) on Nuclear Decommissioning Trust (NDT)
Fund Related Activity (PSEG Power) 9 $                   42 $            50 $            46 $                9 $                  (71) $
Gain (Loss) on Mark-to-Market (MTM)
(a)
(PSEG Power) 42 8 107 (1) (11) 14
Lease Related Activity (PSEG Energy Holdings) 6 - (173) - 29 (490)
Market Transition Charge Refund (PSE&G) - - - (72) - -
Gain (Loss) on Asset Sales and Impairments (Energy Holdings) - - 34 - - (13)
Total Pro-forma adjustments 57 $                 50 $            18 $            (27) $             27 $               (560) $
Fully Diluted Average Shares Outstanding (in Millions) 507 507 507 507 507 508
Per Share Impact (Diluted)
Gain (Loss) on NDT Fund Related Activity (PSEG Power) 0.02 $             0.08 $         0.10 $         0.09 $            0.02 $            (0.14) $
Gain (Loss) on MTM
(a)
(PSEG Power) 0.08 0.02 0.21 - (0.02) 0.03
Lease Related Activity (PSEG Energy Holdings) 0.01 - (0.34) - 0.05 (0.96)
Market Transition Charge Refund (PSE&G) - - - (0.14) - -
Gain (Loss) on Asset Sales and Impairments (Energy Holdings) - - 0.06 - - (0.03)
Total Pro-forma adjustments 0.11 $             0.10 $         0.03 $         (0.05) $          0.05 $            (1.10) $
(a) Includes the financial impact from positions with forward delivery months.
Years Ended
December 31,
Six Months Ended
June 30,